IMPERIAL BANK
INNOVATIVE BUSINESS BANKING
    Member FDIC

                           COMMERCIAL SECURITY AGREEMENT


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      Principal       Loan Date        Maturity      Loan No     Call      Collateral     Account       Officer        Initials
    $8,422,619.04     08-02-1999      10-15-2001                                                          177
-------------------------------------------------------------------------------------------------------------------------------

    REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE
           APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.

BORROWER: ALLIANCE PHARMACEUTICAL CORP.,  LENDER: IMPERIAL BANK
          A NEW YORK CORPORATION; ET. AL.         EMERGING GROWTH INDUSTRIES
          3040 SCIENCE PARK ROAD                  GROUP - SOUTHERN CALIFORNIA
          SAN DIEGO, CA  92121-1102               REGIONAL OFFICE
                                                  701 B STREET, SUITE 600
                                                  SAN DIEGO, CA 92101-8120

GRANTOR: ALLIANCE PHARMACEUTICAL CORP., A NEW YORK CORPORATION AND MDV TECHNOLOGIES, INC., A DELAWARE CORPORATION

--------------------------------------------------------------------------------

THIS COMMERCIAL SECURITY AGREEMENT is entered into among ALLLIANCE PHARMACEUTICAL CORP., A NEW YORK CORPORATION and MDV TECHNOLGOIES, INC., A DELAWARE CORPORATION (referred to below individually and collectively as "Borrower"); ALLIANCE PHARMACEUTICAL CORP., A NEW YORK CORPORATION and MDV TECHNOLOGIES, INC., A DELAWARE CORPORATION (referred to below individually and collective as "Grantor"); and Imperial Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.


     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     BORROWER. The word "Borrower" means each and every person or entity signing the Note, including without limitation ALLIANCE PHARMACEUTICAL CORP., A NEW YORK CORPORATION and MDV TECHNOLOGIES, INC., A DELAWARE CORPORATION.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located.

          SEE EXHIBIT "A", ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE.

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.
          (b) All products and produce of any of the property described in this Collateral section.
          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.
          (d) All proceeds (including insurance proceeds from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.
          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default: mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means ALLIANCE PHARMACEUTICAL CORP., A NEW YORK CORPORATION and MDV TECHNOLOGIES, INC., A DELAWARE CORPORATION. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement only to grant a security interest in Grantor's interest in the Collateral to Lender and is not personally liable under the Note except as otherwise provided by contract or law (e.g., personal liability under a guaranty or as a surety).

     GUARANTOR. The word "Guarantor: means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     INDEBTEDNESS. The word "indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor or Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Borrower, or any one or more of them, to Lender, as well as all claims by Lender against Borrower, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may be come otherwise unenforceable. (INITIAL HERE__________.)

     LENDER.  The word "Lender" means Imperial Bank, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated August 2, 1999, in the principal amount of $8,422,619.04 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

 08-02-99                 COMMERCIAL SECURITY AGREEMENT                   PAGE 2
                                    (CONTINUED)

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Agreement is executed at Borrower's request and not at the request of Lender;
(b) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (c) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (d) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Grantor, Borrower, or any other party to the indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor; (a) grant any extension of time for any payment, (b) grant any renewal, (c) permit any modification of payment terms or other terms, or (d) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Grantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Grantor may now or hereafter have or acquire against Borrower, by subrogation or otherwise so that at no time shall Grantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547 (b), or any successor provision of the Federal bankruptcy laws.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other accounts), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

     ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of New York and Delaware.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of any articles or agreements relating to entity incorporation, organization or existence, any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.

     PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME BORROWER MAY NOT BE INDEBTED TO LENDER.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its articles or agreements relating to entity incorporation, organization or existence do not prohibit any term or condition of the Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extend the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following; (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extend the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extend that the Collateral consists of vehicles, or other tilted property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Delaware, without the prior written consent of Lender.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's right in the Collateral against the claims and demands of all other persons.

     COLLATERAL SCHEDULES AND LOCATIONS. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the

 08-02-99                 COMMERCIAL SECURITY AGREEMENT                   PAGE 3
                                    (CONTINUED)

     return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

     TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) DAYS, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of the Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

     MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. In no event shall the insurance be in an amount less than the amount agreed upon in the Agreement to Provide Insurance. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

EXPENDITURE BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharge or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditure incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned amount and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the indebtedness in accordance with the Related Documents.

     OTHER DEFAULTS. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or failure of Borrower to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower in accordance with the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

 08-02-99                 COMMERCIAL SECURITY AGREEMENT                   PAGE 4
                                    (CONTINUED)

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor or Borrower's existence as a going business, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower which is not withdrawn within 60 days.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or Borrower or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Grantor or Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor or Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor or Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     RIGHT TO CURE. If any default, other than a Default on indebtedness, is curable and if Grantor or Borrower has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor or Borrower, after Lender sends written notice demanding cure of such default, (a) cures the default within ten (10) days; or (b), if the cure required more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Delaware Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUE, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may Determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISION. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender, Grantor and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender, Grantor or Borrower
     against the other.  (INITIAL HERE ________ )   This Agreement shall be
     governed by and construed in accordance with the laws of the State of California.

     ATTORNEYS' FEES; EXPENSES. Grantor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

 08-02-99                 COMMERCIAL SECURITY AGREEMENT                   PAGE 5
                                    (CONTINUED)

     CAPTION HEADINGS. Caption headings in this Agreement are for Convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor and Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for ALL obligations in this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party pay change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extend permitted by applicable law, if there is more than one Grantor or Borrower, notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes, Grantor and Borrower will keep Lender informed at all times of Grantor and Borrower's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER AND GRANTOR ACKNOWLEDE HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND BORROWER AND GRANTOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 2, 1999.


BORROWER:


ALLIANCE PHARMACEUTICAL CORP., A NEW YORK CORPORATION

By:                                (SEAL)
   --------------------------------
     Authorized Signer

By:                                (SEAL)
   --------------------------------
     Authorized Signer


MDV TECHNOLOGIES, INC., A DELAWARE CORPORATION, Co-Borrower

By:                                (SEAL)
   --------------------------------
     THEODORE D. ROTH, VP/TREASURER/SECRETARY

By:                                (SEAL)
   --------------------------------
     LLOYD A. ROWLAND, ASSISTANT SECRETARY

GRANTOR:

By:                                (SEAL)
   --------------------------------
     Authorized Signer

By:                                (SEAL)
   --------------------------------
     Authorized Signer

MDV TECHNOLOGIES, INC., A DELAWARE CORPORATION

By:                                (SEAL)
   --------------------------------
     THEODORE D. ROTH, VP/TREASURER/SECRETARY

By:                                (SEAL)
   --------------------------------
     LLOYD A. ROWLAND, ASSISTANT SECRETARY

                    EXHIBIT "A" TO COMMERCIAL SECURITY AGREEMENT
                               COLLATERAL DESCRIPTION

All personal property of Obligor (herein referred to as "Obligor" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to: (i) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property including securities and securities entitlement, (ii) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or in the name of the Debtor for past, present, and future infringements of copyright, (iii) all goods including, without limitation, equipment and inventory (including , without limitation, all export inventory), (iv) all guarantees and other security therefor, (v) all trademarks, service marks, trade names and service names and the goodwill associated therewith, (vi) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all icome, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future thereof, (d) the right (but not obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometime herein individually and collectively referred to as the "Patents"), and (vii) all products and proceeds including, without limitation, insurance proceeds, of any of the foregoing.

     To the extent that Obligor acquires any trademarks, service marks, trade names and service names and/or the good will associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), Obligor shall give prompt notice thereof to bank and shall take any and all actions reasonably requested from time to time by Bank to perfect Obligor's interest in such Intellectual Property and to perfect Bank's first priority security interest therein. Without limiting the generality of the foregoing, the Obligor further agrees as follows: Upon Obligor creating, writing, producing or acquiring any material software, computer source codes or other computer programs (collectively, the "Software"), Obligor shall promptly register such Software with the U.S. Copyright Office before selling or licensing the Software, and to the extent Obligor's rights therein are acquired from any third party, Obligor shall promptly upon such acquisition file with the U.S. Copyright Office any and all documents necessary to perfect Obligor's fights therein. Upon Obligor creating, writing, producing or otherwise acquiring any material Software, Obligor shall give prompt notice thereof to Bank. Obligor shall execute and deliver to Bank any and all copyright mortgages, UCC financing statements and other documents and instruments which Bank may request in connection with the Bank perfecting its first priority security interest in such Software. Notwithstanding the foregoing, the collateral shall not include now owned or hereafter acquired copyrights, licenses, patents, trademarks, trade secrets or files and records covering or relating to aspects of Alliance Pharmaceutical Corp.'s product IMAGENT-Registered Trademark-

ALLIANCE PHARMACEUTICAL CORP., A NEW YORK CORPORATION

By:
    ----------------------------------------------------
     Authorized Officer

By:
    ----------------------------------------------------
     Authorized Officer

MDV TECHNOLOGIES, INC. A  DELAWARE CORPORATION

By:
    ----------------------------------------------------
     Theodore D. Roth, VP/Treasurer/Secretary

By:
    ----------------------------------------------------
     Lloyd A. Rowland, Assistant Secretary